Statements of Net Assets Available for Benefits - EBP 221935537 001 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS:
Investments, at fair value	$ 164,259,013	$ 158,234,086
Investments, at contract value	10,817,790	12,939,526
Total Investments	175,076,803	171,173,612
Receivables:
Notes receivable from participants	5,349,058	4,857,261
Total Receivables	5,349,058	4,857,261
NET ASSETS AVAILABLE FOR BENEFITS	$ 180,425,861	$ 176,030,873